INCOME TAXES (Details) - USD ($)	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Components of net loss before income taxes consists of the following:
U.S.	$ (12,281,398)	$ (6,056,384)
Canada	(2,344,392)	(2,013,018)
Net (loss) for the year before recovery of income taxes	$ (14,625,790)	$ (8,069,402)
Statutory rate	34.04%	35.00%
Expected income tax (recovery) expense	$ (4,978,619)	$ (2,824,291)
Tax rate changes and other basis adjustments	1,748,278	44,238
Stock-based compensation	524,412	350,683
Difference in Foreign Tax Rates	184,414	0
Accretion	659,458	0
Share premium	425,497	0
Non-deductible expense	339,296	(132,076)
Net DTA acquired	0	(546,122)
Change in valuation allowance	1,097,264	3,107,568
Recovery of income taxes	$ 0	$ 0